================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                    000-26727                  68-0397820
(State or other jurisdiction of        (Commission               (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                 Not Applicable
          (Former name or former address, if changed since last report)
================================================================================

Item 5.  Other Events.

     On December 20, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") issued a press release regarding the filing of a registration statement with the Securities and Exchange Commission for the offer and sale by the Registrant of up to an aggregate of $150 million of its common stock. The Registrant's press release issued on December 20, 2002 is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.


    (a)  Financial Statements of Business Acquired.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits.

         Exhibit 99.1   Press Release of the Registrant dated December 20, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BioMarin Pharmaceutical Inc.,
                                a Delaware corporation


Date: December 20, 2002         By: /s/ Louis Drapeau
                                    -----------------
                                        Louis Drapeau
                                        Chief Financial Officer, Vice President,
                                        Finance and Secretary



                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

Exhibit 99.1            Press Release of the Registrant dated December 20, 2002.